UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 25, 2026
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 25, 2026, Exelon Corporation (“Exelon”) announced that Michael Innocenzo will depart from his roles as Executive Vice President and Chief Operating Officer of Exelon, President and Chief Executive Officer of PECO Energy Company (“PECO”), and director and Board Chair of Commonwealth Edison Company (“ComEd”), effective in 2027 on a date to be determined. Mr. Innocenzo will remain in his current roles until his departure date and assist in the orderly transition of his duties.

In addition, Exelon announced that Jeanne Jones, currently serving as Exelon’s Executive Vice President and Chief Finance Officer, Audit and Risk, will assume responsibility for Exelon’s corporate strategy function in an expanded role and be named Executive Vice President of Finance and Strategy, effective October 5, 2026. Effective the same day, (1) Robert Kleczynski, currently Exelon’s Senior Vice President, Controller and Tax, will assume the role of Exelon’s Executive Vice President and Chief Financial Officer and become Exelon’s principal financial officer, and (2) Caroline Fulginiti, currently Exelon’s Vice President and Assistant Controller, will assume the role of Vice President and Controller and become Exelon’s principal accounting officer.

Ms. Jones, age 47, has served in her current role since January 2026. Prior to that, she served as Executive Vice President and Chief Financial Officer beginning in October 2022, as Senior Vice President, Corporate Finance, beginning in November 2021, and as Senior Vice President, Chief Financial Officer and Treasurer of ComEd beginning in June 2018. Mr. Kleczynski, age 57, has served in his current role since June 2023 and, prior to that, served as Senior Vice President and General Tax Officer beginning in February 2020. Ms. Fulginiti, age 49, has served in her current role since February 2024 and previously served as Director of Accounting for PECO beginning in January 2020.

In connection with their new roles, effective as of October 5, 2026, (1) Mr. Kleczynski’s compensation will include a base salary of $650,000, an annual incentive program target opportunity of 90% of his base salary, and a long-term incentive (“LTI”) target award valued at $1,765,000 and to be granted in 2027, consistent with the terms of the Exelon Long-Term Incentive Plan (“LTIP”) and (2) Ms. Fulginiti’s compensation will include a base salary of $325,000, an annual incentive program target opportunity of 40% of her base salary, and a LTI target award valued at $226,000 and to be granted in 2027, consistent with the terms of the LTIP. In the case of Mr. Kleczynski, LTIs include performance share awards (accounting for 67% of target LTI value) and restricted stock units (“RSUs”) (accounting for 33% of target LTI value). Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. No new compensatory arrangements have been entered into at this time with Ms. Jones in connection with her new role. Mses. Jones and Fulginiti and Mr. Kleczynski remain eligible for benefits similar to those of other Exelon executives, including participation in Exelon’s health, welfare, retirement, relocation, and severance plans.

Exelon also announced that Joshua Levin, ComEd’s Senior Vice President, Chief Financial Officer and Treasurer, will depart from ComEd effective January 1, 2027, at which point he will assume the role of Senior Vice President of Finance of Exelon. Andrew Plenge, currently ComEd’s Vice President, Strategy & Energy Policy, will succeed Mr. Levin as ComEd’s Senior Vice President, Chief Financial Officer and Treasurer, effective the same day. Mr. Plenge, age 48, has served in his current role since November 2025 and previously served as Exelon’s Vice President of Investor Relations beginning in November 2021 and Director, BSC Finance beginning in May 2020. In connection with his new role, effective as of January 1, 2027, Mr. Plenge’s compensation will include a base salary of $375,000, an annual incentive program target opportunity of 50% of his base salary, and a LTI target award valued at $372,000, consistent with the terms of the LTIP. LTIs include performance share awards (accounting for 67% of target LTI value) and RSUs (accounting for 33% of target LTI value). Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets.

There are no arrangements or understandings between any of Mses. Jones and Fulginiti and Messrs. Kleczynski and Plenge and any other person pursuant to which they will be appointed to serve in their new roles. There are no family relationships between any of Mses. Jones and Fulginiti and Messrs. Kleczynski and Plenge and any director or executive officer of Exelon or ComEd, and none of Mses. Jones and Fulginiti and Messrs. Kleczynski and Plenge has a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

Exelon reaffirms its previously disclosed 2026 Adjusted (non-GAAP) operating earnings guidance range of $2.81-$2.91 per share and reaffirms its previously disclosed expectation for cumulative annualized Adjusted (non-GAAP) operating earnings growth from 2025 to 2029 to be near the top end of the 5 to 7 percent range.

On August 25, 2026, Exelon issued a press release announcing the executive leadership changes. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such a filing.

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

This Current Report contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements.

Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors that may cause our actual results or outcomes to differ materially from those contained in our forward-looking statements, including, but not limited to: unfavorable legislative and/or regulatory actions; uncertainty as to outcomes and timing of regulatory approval proceedings and/or negotiated settlements thereof; environmental liabilities and remediation costs; state and federal legislation requiring use of low-emission, renewable, and/or alternate fuel sources and/or mandating implementation of energy conservation programs requiring implementation of new technologies; challenges to tax positions taken, tax law changes, and difficulty in quantifying potential tax effects of business decisions; negative outcomes in legal proceedings; adverse impact of the activities associated with the past deferred prosecution agreement (DPA) and now-resolved SEC investigation on Exelon's reputation and relationships with legislators, regulators, and customers; physical security and cybersecurity risks; extreme weather events, natural disasters, operational accidents such as wildfires or natural, gas explosions, war, acts and threats of terrorism, public health crises, epidemics, pandemics, or other significant events; disruptions or cost increases in the supply chain, including shortages in labor, materials or parts, or significant increases in relevant tariffs; lack of sufficient capacity to meet actual or forecasted demand or disruptions at power generation facilities owned by third parties; emerging technologies that could affect or transform the energy industry; instability in capital and credit markets; a downgrade of Exelon's credit ratings or other failure to satisfy the credit standards in Exelon's agreements or regulatory financial requirements; significant economic downturns or increases in customer rates; impacts of climate change and weather on energy usage and maintenance and capital costs; and impairment of long-lived assets, goodwill, and other assets.

New factors emerge from time to time, and it is impossible for us to predict all of such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. For more information, see those factors discussed in Exelon's most recent Annual Report on Form 10-K, including in Part I, ITEM 1A, any subsequent Quarterly Reports on Form 10-Q, and in other reports filed by Exelon from time to time with the SEC.

Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this Current Report. Exelon undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Colette D. Honorable
Colette D. Honorable
Executive Vice President, Chief Legal Officer, Compliance and Corporate Secretary

COMMONWEALTH EDISON COMPANY

/s/ Colette D. Honorable
Colette D. Honorable
Corporate Secretary

August 25, 2026

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)